TCW/DW TOTAL RETURN TRUST     Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS January 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the semiannual report for TCW/DW Total Return Trust. The six-month period ended January 31, 1997, rewarded equity investors with double-digit returns, albeit with some dips along the way, while the bond market provided a poor performance. In this environment, TCW/DW Total Return Trust was able to take advantage of both the continued strength in equities and the volatility of the market, especially during the July correction.

STRATEGY AND PERFORMANCE

From July 31, 1996, through January 31, 1997, TCW/DW Total Return Trust steadily increased its exposure to common stocks and decreased its exposure to fixed income and cash. This allowed the Fund to participate in the strong stock market rally that continued following the July correction.

Prior to the period under review, the Fund was more defensively positioned and was thus able to take advantage of the sharp sell-off in July. At that time, we increased the Fund's equity exposure from 80 to 100 percent by selling all of its fixed income securities. Since then, the stock market, as measured by the S&P 500, has produced a total return of 24.16 percent, compared to just 4.75 percent for the bond market, as measured by the Lehman Brothers Government/Corporate Bond Index. During the same six-month period, TCW/DW Total Return Trust, which is actively managed and benefited from our strategy during the July correction, provided a total return of 26.79 percent. At the end of the period under review, the Fund was 100 percent invested in U.S. common stocks.

The Fund has a current yield of 3 percent, which is well above the S&P 500 yield of 1.86 percent. We will continue to focus on companies with attractive yields and strong prospects for earnings and dividend growth such as aerospace, financial services, energy, technology and healthcare, all of which are currently well represented in the portfolio.

TCW/DW TOTAL RETURN TRUST
LETTER TO THE SHAREHOLDERS January 31, 1997, continued

LOOKING AHEAD

Opinions on the future direction of the market range from predictions of a painful correction to those who say "this time things are different." We are clearly of the latter opinion. Some of the factors that are different from prior cycles are low inflation and falling interest rates in the sixth year of an economic expansion. Also, demographic trends have caused an increase in the savings rate and global competition has reduced wage and price pressures. The end result has been a longer economic cycle with declining inflation, stable interest rates, extraordinary corporate cash flow and earnings growth, and a very positive supply/demand picture for equities. We continue to believe that equities will outperform bonds, primarily due to the outstanding earnings being delivered by U.S. companies. In this environment, we believe that the Fund is well positioned to continue to provide strong returns going forward.

We appreciate your support of TCW/DW Total Return Trust and look forward to continuing to serve your financial needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW TOTAL RETURN TRUST
PORTFOLIO OF INVESTMENTS January 31, 1997 (unaudited)

 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (98.6%)
             Aircraft & Aerospace (14.9%)
 17,100      Boeing Co. ......................................................  $ 1,831,837
107,600      Coltec Industries, Inc. * .......................................    2,152,000
             Continental Airlines, Inc.
 20,800        (Class B)* ....................................................      579,800
 85,400      Hexcel Corp.  ...................................................    1,601,250
 16,300      Northrop Grumman Corp.  .........................................    1,273,437
 13,300      Thiokol Corp.  ..................................................      744,800
 26,700      United Technologies Corp.  ......................................    1,862,325
                                                                               -------------
                                                                                 10,045,449
                                                                               -------------
             Automotive (3.8%)
 33,600      Chrysler Corp.  .................................................    1,171,800
 33,300      Goodrich (B.F.) Co.  ............................................    1,365,300
                                                                               -------------
                                                                                  2,537,100
                                                                               -------------
             Banking (11.1%)
 12,600      BankAmerica Corp.  ..............................................    1,406,475
 18,800      Chase Manhattan Corp.  ..........................................    1,739,000
 11,600      Citicorp ........................................................    1,349,950
 16,200      Morgan (J.P.) & Co., Inc.  ......................................    1,668,600
  4,300      Wells Fargo & Co.  ..............................................    1,310,425
                                                                               -------------
                                                                                  7,474,450
                                                                               -------------
             Beverages - Soft Drinks (1.5%)
 28,000      PepsiCo Inc.  ...................................................      976,500
                                                                               -------------

             Brokerage (4.5%)
 17,000      Marsh & McLennan Companies, Inc.  ...............................    1,831,750
 14,600      Merrill Lynch & Co., Inc.  ......................................    1,230,050
                                                                               -------------
                                                                                  3,061,800
                                                                               -------------
             Commercial Services (2.7%)
 57,600      Corrections Corp. of America* ...................................    1,800,000
                                                                               -------------

             Computer Equipment (2.7%)
 37,000      Storage Technology Corp.  .......................................    1,813,000
                                                                               -------------

             Drugs (10.1%)
 24,100      Amgen Inc.* .....................................................    1,358,637
 15,800      Lilly (Eli) & Co.  ..............................................    1,376,575
 19,000      Merck & Co., Inc.  ..............................................    1,724,250
 10,500      Pfizer, Inc.  ...................................................      975,187
 16,700      Warner-Lambert Co.  .............................................    1,344,350
                                                                               -------------
                                                                                  6,778,999
                                                                               -------------
             Electric (1.2%)
 44,802      Westinghouse Electric Corp.  ....................................      823,237
                                                                               -------------




 NUMBER OF
  SHARES                                                                           VALUE
--------------------------------------------------------------------------------------------
             Electronics - Defense (2.1%)
 26,700      Hewlett-Packard Co.  ............................................   $1,405,087
                                                                               -------------
             Electronics - Semiconductors/
               Components (8.0%)
 14,100      Applied Materials, Inc.*  .......................................      696,187
 11,900      General Electric Co.  ...........................................    1,225,700
 14,600      Grainger (W.W.), Inc.  ..........................................    1,127,850
 14,300      Intel Corp.  ....................................................    2,318,387
                                                                               -------------
                                                                                  5,368,124
                                                                               -------------
             Energy (1.5%)
 28,500      Renaissance Energy Ltd. (Canada) ................................      988,637
                                                                               -------------
             Financial (5.1%)
  5,500      American International Group, Inc.  .............................      666,188
 18,500      Associates First Capital Corp.  .................................      899,563
 32,000      Federal Home Loan Mortgage Corp.  ...............................      968,000
 28,700      Great Western Financial Corp.  ..................................      907,638
                                                                               -------------
                                                                                  3,441,389
                                                                               -------------
             Household Products (0.9%)
 12,400      Tupperware Corp.  ...............................................      581,250
                                                                               -------------
             Machinery - Construction &
               Materials (2.3%)
  2,100      Case Corp.  .....................................................      111,300
 35,800      Kennametal, Inc.  ...............................................    1,418,575
                                                                               -------------
                                                                                  1,529,875
                                                                               -------------
             Oil & Gas Products (3.4%)
 35,500      Canadian Natural Resources Ltd.  ................................    1,008,875
 91,200      Daniel Industries Inc.  .........................................    1,311,000
                                                                               -------------
                                                                                  2,319,875
                                                                               -------------
             Oil - Foreign (4.5%)
 17,500      Amoco Corp.  ....................................................    1,522,500
  8,000      Chevron Corp.  ..................................................      531,000
  9,600      Exxon Corp.  ....................................................      994,800
                                                                               -------------
                                                                                  3,048,300
                                                                               -------------
             Real Estate Investment Trust (9.5%)
121,800      CWM Mortgage Holdings, Inc.  ....................................    2,649,150
 75,000      Kilroy Realty Corp.  ............................................    1,921,875
 41,200      Simon Debartolo Group, Inc.  ....................................    1,205,100
 18,800      Spieker Properties, Inc.  .......................................      658,000
                                                                               -------------
                                                                                  6,434,125
                                                                               -------------


                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
PORTFOLIO OF INVESTMENTS January 31, 1997 (unaudited) continued

 NUMBER OF
  SHARES                                                                           VALUE
-------------------------------------------------------------------------------------------
             Retail - Specialty (4.8%)
60,600       Corporate Express, Inc. *  ......................................  $ 2,045,250
48,950       CUC International, Inc. *  ......................................    1,211,513
                                                                               ------------
                                                                                  3,256,763
                                                                               ------------
             Telecommunications (1.0%)
12,400       Lucent Technologies, Inc.  ......................................      672,700
                                                                               ------------
             Tobacco (3.0%)
16,900       Philip Morris Companies, Inc.  ..................................    2,008,988
                                                                               ------------
             TOTAL COMMON STOCKS
             (Identified Cost $55,229,488)  ..................................   66,365,648
                                                                               ------------




 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-----------  ----------------------------------------------------------------  ------------
             SHORT-TERM INVESTMENT (0.2%)
             REPURCHASE AGREEMENT
    $168     The Bank of New York
             5.25% due 02/03/97
             (dated 01/31/97; proceeds
             $167,959; collateralized by
             $169,953 U.S. Treasury Note
             5.375% due 11/30/97 valued
             at $171,243)(Identified
             Cost $167,886)  .................................................   $ 167,886
                                                                               ------------


 TOTAL INVESTMENTS
(Identified Cost $55,397,374)(a) .                               98.8%          66,533,534
OTHER ASSETS IN EXCESS OF
LIABILITIES ......................                                1.2              779,024
                                                             --------          ------------
NET ASSETS........................                              100.0%         $67,312,558
                                                              ========         ============

------------
 *     Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $11,412,207 and the aggregate gross unrealized depreciation is $276,047, resulting in net unrealized appreciation of $11,136,160.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997 (UNAUDITED)

ASSETS:
Investments in securities, at value
 (identified cost $55,397,374)..............    $66,533,534
Receivable for:
 Investments sold ..........................      2,081,705
 Shares of beneficial interest sold  .......        574,588
 Dividends..................................        106,007
Deferred organizational expenses ...........         85,847
Prepaid expenses ...........................         66,209
                                                -----------
  TOTAL ASSETS..............................     69,447,890
                                                -----------
LIABILITIES:
Payable for:
 Investments purchased......................      1,951,983
 Shares of beneficial interest repurchased           55,575
 Plan of distribution fee ..................         43,102
 Management fee ............................         24,147
 Investment advisory fee ...................         16,098
Accrued expenses ...........................         44,427
                                                -----------
  TOTAL LIABILITIES.........................      2,135,332
                                                -----------
NET ASSETS:
Paid-in-capital ............................     54,038,375
Net unrealized appreciation ................     11,136,160
Accumulated undistributed net investment
 income.....................................        110,854
Accumulated undistributed net realized
 gain.......................................      2,027,169
                                                -----------
  NET ASSETS ...............................    $67,312,558
                                                ===========
NET ASSET VALUE PER SHARE,
 4,845,441 shares outstanding (unlimited
 shares authorized of $.01 par value) ......         $13.89
                                                ===========

STATEMENT OF OPERATIONS
For the six months ended January 31, 1997 (unaudited)

 NET INVESTMENT INCOME:
INCOME:
Dividends .............................  $   801,453
Interest...............................       71,342
                                        ------------
  TOTAL INCOME.........................      872,795
                                        ------------
EXPENSES
Plan of distribution fee ..............      231,674
Management fee ........................      126,212
Investment advisory fee ...............       84,141
Professional fees .....................       33,026
Registration fees .....................       24,643
Transfer agent fees and expenses ......       24,323
Shareholder reports and notices  ......       21,343
Trustees' fees and expenses............       20,889
Organizational expenses ...............       15,282
Custodian fees.........................        9,181
Other..................................        2,905
                                        ------------
  TOTAL EXPENSES ......................      593,619
                                        ------------
  NET INVESTMENT INCOME................      279,176
                                        ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................    2,620,056
Net change in unrealized appreciation     10,338,035
                                        ------------
  NET GAIN.............................   12,958,091
                                        ------------
NET INCREASE ..........................  $13,237,267
                                        ============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED         ENDED
                                                         JANUARY 31, 1997   JULY 31, 1996
------------------------------------------------------  ----------------  --------------
                                                           (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................    $   279,176      $   592,093
Net realized gain......................................      2,620,056        4,933,040
Net change in unrealized appreciation .................     10,338,035       (2,291,729)
                                                        ----------------  --------------
  NET INCREASE.........................................     13,237,267        3,233,404
                                                        ----------------  --------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................       (215,304)        (762,557)
Net realized gain......................................     (4,993,068)      (1,768,960)
                                                        ----------------  --------------
  TOTAL................................................     (5,208,372)      (2,531,517)
                                                        ----------------  --------------
Net increase from transactions in shares of beneficial
 interest..............................................     10,759,267       11,804,931
                                                        ----------------  --------------
  NET INCREASE.........................................     18,788,162       12,506,818
NET ASSETS:
Beginning of period....................................     48,524,396       36,017,578
                                                        ----------------  --------------
  END OF PERIOD
  (Including undistributed net investment income of
  $110,854 and $46,982, respectively)..................    $67,312,558      $48,524,396
                                                        ================  ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS January 31, 1997 (unaudited)

1. Organization and Accounting Policies

TCW/DW Total Return Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is high total return from capital growth and income. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on June 29, 1994 and commenced operations on November 30, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS January 31, 1997 (unaudited) continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager") paid the organizational expenses of the Fund in the amount of approximately $127,000 of which approximately $122,200 have been reimbursed. The balance has been absorbed by InterCapital. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.45% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS January 31, 1997 (unaudited) continued

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.30% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees and selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and the preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS January 31, 1997 (unaudited) continued

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $2,741,852 at January 31, 1997.

The Distributor has informed the Fund that for the six months ended January 31, 1997, it received approximately $83,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 1997 aggregated $79,306,168 and $73,031,329, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $6,920,156 and $12,317,515, respectively.

For the six months ended January 31, 1997, the Fund incurred brokerage commissions of $33,550 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At January 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,800.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                          FOR THE SIX                  FOR THE YEAR
                                                         MONTHS ENDED                     ENDED
                                                       JANUARY 31, 1997               JULY 31, 1996
                                                 ---------------------------  ----------------------------
                                                          (unaudited)
                                                     SHARES        AMOUNT         SHARES         AMOUNT
                                                 ------------  -------------  ------------  --------------
Sold                                               1,022,234     $13,785,862    1,659,330     $ 20,294,836
Reinvestment of dividends and distributions ...      349,411       4,558,764      190,676        2,261,482
                                                 ------------  -------------  ------------  --------------
                                                   1,371,645      18,344,626    1,850,006       22,556,318
Repurchased ...................................     (568,551)     (7,585,359)    (872,725)     (10,751,387)
                                                 ------------  -------------  ------------  --------------
Net increase ..................................      803,094     $10,759,267      977,281     $ 11,804,931
                                                 ============  =============  ============  ==============

TCW/DW TOTAL RETURN TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                               FOR THE PERIOD
                                            FOR THE SIX      FOR THE YEAR    NOVEMBER 30, 1994*
                                            MONTHS ENDED         ENDED            THROUGH
                                          JANUARY 31, 1997   JULY 31, 1996     JULY 31, 1995
---------------------------------------  ----------------  ---------------  ------------------
                                               (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...       $12.00           $11.75             $10.00
                                         ----------------  ---------------  ------------------
Net investment income...................         0.06             0.15               0.21
Net realized and unrealized gain  ......         3.07             0.80               1.68
                                         ----------------  ---------------  ------------------
Total from investment operations .......         3.13             0.95               1.89
                                         ----------------  ---------------  ------------------
Less dividends and distributions from:
 Net investment income..................        (0.05)           (0.21)             (0.14)
 Net realized gain......................        (1.19)           (0.49)              --
                                         ----------------  ---------------  ------------------
Total dividends and distributions ......        (1.24)           (0.70)             (0.14)
                                         ----------------  ---------------  ------------------
Net asset value, end of period..........       $13.89           $12.00             $11.75
                                         ================  ===============  ==================
TOTAL INVESTMENT RETURN+................        26.79%(1)         8.23%             19.04%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................         2.12%(2)         1.98%(3)           0.94%(2)(3)
Net investment income...................         1.00%(2)         1.30%(3)           3.19%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................      $67,313          $48,524            $36,018
Portfolio turnover rate.................          132%(1)          261%                91%(1)
Average commission rate paid............      $0.0579          $0.0582              --


------------
*      Commencement of operations.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Manager and Investment Adviser, the annualized expense and net investment income ratios would have been 2.21% and 1.07%, respectively, for the year ended July 31, 1996 and 2.66% and 1.47%, respectively, for the period ended July 31, 1995.

                      SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES                                         TCW/DW
John C. Argue
Richard M. DeMartini                                    TOTAL RETURN
Charles A. Fiumefreddo                                  TRUST
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Thomas E. Larkin, Jr.
President
Barry Fink
Vice President, Secretary and
General Counsel
James A. Tilton
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.


The financial statements included herein have                SEMIANNUAL REPORT
been taken from the records of the Fund without              JANUARY 31, 1997
examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.